UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 9, 2015

Commission file number 001-32953

Atlas Energy, L.P.

(Exact name of registrant as specified in its charter)

Delaware	43-2094238
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

Park Place Corporate Center One

1000 Commerce Drive, Suite 4th Floor

Pittsburgh, PA 15275

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (412) 489-0006

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (27 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Atlas Energy, L.P. (NYSE: ATLS; “ATLS”) is making the following supplemental disclosures to the definitive joint proxy statement/prospectus on Schedule 14A (the “Proxy Statement/Prospectus”) filed with the U.S. Securities and Exchange Commission (the “SEC”) by ATLS on January 22, 2015, in connection with the proposed settlement of certain litigation relating to the Agreement and Plan of Merger, dated as of October 13, 2014, by and among Targa Resources Corp., Trident GP Merger Sub LLC, ATLS and Atlas Energy GP, LLC (the “ATLS Merger Agreement”), pursuant to which, among other things, subject to the terms and conditions thereof, TRC would acquire ATLS in a merger between ATLS and GP Merger Sub LLC (the “ATLS Merger”). Pursuant to the proposed settlement, ATLS has agreed to provide the additional information set forth below under the heading “Supplement to Definitive Proxy Statement.” The following supplemental disclosures should be read in conjunction with the Proxy Statement/Prospectus, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the Proxy Statement/Prospectus, the information contained herein supersedes the information contained in the Proxy Statement/Prospectus. Defined terms used but not defined herein have the meanings set forth in the Proxy Statement/Prospectus.

As previously disclosed on pages 28-29 and 116-117 of the Proxy Statement/Prospectus, two public unitholders of ATLS filed putative class action lawsuits against ATLS, ATLS GP, its managers, TRC and GP Merger Sub. These lawsuits are styled (a) Rick Kane v. Atlas Energy, L.P., et al., in the Court of Common Pleas for Allegheny County, Pennsylvania and (b) Jeffrey Ayers v. Atlas Energy, L.P., et al., in the Court of Common Pleas for Allegheny County, Pennsylvania. These lawsuits were consolidated as In re Atlas Energy, L.P. Unitholder Litigation, Case No. GD-14-019658, in the Court of Common Pleas for Allegheny County, Pennsylvania (the “Consolidated ATLS Lawsuit”), although the Kane lawsuit has since been voluntarily dismissed.

On February 9, 2015, the defendants reached an agreement with the plaintiffs in the Consolidated ATLS Lawsuit regarding a settlement of that action. That agreement is reflected in a Memorandum of Understanding that outlines the terms of the parties’ agreement to settle, dismiss and release all claims which were or could have been asserted in the Consolidated ATLS Lawsuit, and is subject to court approval. Defendants agreed to the memorandum of understanding solely to avoid the uncertainty, risk, burden, and expense inherent in litigation and without admitting or denying that further supplemental disclosure is required under any applicable rule, statute, regulation or law. The memorandum of understanding is conditioned upon, among other things, the execution of an appropriate stipulation of settlement. The stipulation of settlement will be subject to customary conditions, including judicial approval of the proposed settlement contemplated by the memorandum of understanding, following notice to ATLS unitholders. In the event that the parties enter into a stipulation of settlement, a hearing will be scheduled at which the Court of Common Pleas for Allegheny County, Pennsylvania will consider the fairness, reasonableness, and adequacy of the proposed settlement. If the proposed settlement is finally approved by the court, it is anticipated that the settlement will result in a release of all claims that were or could have been brought by plaintiffs or any member of the putative class of ATLS unitholders that they purport to represent challenging any aspect of or otherwise relating to the Transactions, any actions, deliberations or negotiations in connection with the Transactions or any agreements, disclosures, or events related thereto, including the ATLS Merger Agreement, the APL Merger Agreement and the disclosures made in connection therewith, and that the Consolidated ATLS Lawsuit will be dismissed with prejudice. In addition, in connection with the proposed settlement, the parties contemplate that plaintiffs’ counsel will file a petition for an award of attorneys’ fees and expenses, which the defendants may oppose. ATLS or its successor will pay or cause to be paid those attorneys’ fees and expenses awarded by the court. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the court will approve the settlement. In either event, or certain other circumstances specified in the memorandum of understanding, the proposed settlement as contemplated by the memorandum of understanding may be terminated. The settlement will not affect, among other things, the consideration to be paid to ATLS’s unitholders in connection with the ATLS Merger.

As previously disclosed in the Proxy Statement/Prospectus, a special meeting is being held on February 20, 2015, at 9:00 a.m., local time, at the Sofitel Philadelphia, 120 South 17th Street, Philadelphia, Pennsylvania 19103, for the purpose of considering and voting upon, among other things, the ATLS Merger Agreement and the ATLS Merger. The board of directors of ATLS GP unanimously recommends that the ATLS unitholders vote “FOR” the proposal to approve and adopt the ATLS Merger Agreement and to approve the ATLS Merger.

SUPPLEMENTAL DISCLOSURE

(1)	The section of the proxy statement/prospectus entitled “The Transactions— Background of the Atlas Mergers” is hereby supplemented as follows:

(A)	The following is hereby inserted immediately following the last sentence of the fortieth paragraph of such section:

“The APL GP Conflicts Committee was established, among other reasons, because ATLS owned the controlling general partnership interest in APL. A special committee was not created by the ATLS GP Board for several reasons, including that APL did not own a controlling general partnership interest in ATLS.”

(B)	The following is hereby inserted immediately following the last sentence of the forty-sixth paragraph of such section:

“Deutsche Bank and Citi were selected as financial advisors because of their reputations, qualifications, experience in mergers and acquisitions and familiarity with ATLS, APL and their respective businesses and industries.”

(C)	The following is hereby inserted immediately following the last sentence of the fifty-second paragraph of such section:

“The APL GP Conflicts Committee also considered retaining Deutsche Bank as its financial advisor prior to its engagement to act as an additional financial advisor to ATLS.”

(D)	The following is hereby inserted immediately following the last sentence of the fifty-third paragraph of such section:

“Mr. Cohen expressed his belief that the proposals from TRC and TRP would be superior for APL because, among other reasons, such proposals included attractive offers for APL and ATLS, while certain others only made offers for, or only expressed interest in, ATLS.”

(E)	The following new paragraph is hereby inserted immediately following the end of the eightieth paragraph of such section:

“That day, a representative from Company D contacted Jonathan Cohen and advised him that an affiliate of Company D was considering making an offer to merge with APL. Although the representative from Company D stated that its affiliate was on track to extend a formal merger offer at a premium to APL, no such offer was ultimately made. The representative from Company D also informed Mr. Cohen that the most recent proposal from Company D for ATLS remained firm.”

(2)	The section of the proxy statement/prospectus entitled “The Transactions—Opinions of ATLS’s Financial Advisors—Opinion of Citigroup Global Markets, Inc.” is hereby supplemented as follows:

(A)	The first sentence of the second paragraph in the section entitled “Atlas Financial Analyses—ATLS RemainCo Selected Public Companies Analysis” is hereby amended and restated as follows:

“Citi reviewed, among other things, total GP values (calculated as implied equity values based on closing stock or unit prices on October 10, 2014 less cash plus total debt and less the value of midstream and other energy-related operating assets owned by the GP) as a multiple of calendar year 2015 and calendar year 2016 estimated total cash flows to the GP from GP distributions, IDRs and LP units (“total GP cash flow”) on an after-tax basis.”

(B)	The first paragraph in the section entitled “Atlas Financial Analyses—ATLS RemainCo Dividend Discount Analysis” is hereby amended and restated as follows:

“Citi performed a dividend discount analysis of ATLS RemainCo by calculating the estimated present value of the cash available for distribution (calculated as total cash flows to the GP from GP distributions, IDRs and LP units, less general and administrative cash expense and less interest cash expense) per unit that ATLS RemainCo was forecasted to generate during the calendar years ending December 31, 2015 through December 31, 2019. Financial data of ATLS RemainCo was based on internal financial forecasts and other estimates of the management of ATLS. For purposes of this analysis, unit-based compensation was treated as a non-cash expense. The terminal value for ATLS RemainCo was calculated by applying to ATLS RemainCo’s calendar year 2019 estimated cash available for distribution per unit a selected range of terminal value multiples of 15.5x to 21.0x based on Citi’s professional judgment and taking into account, among other things, the total GP cash flow multiples derived for the ATLS RemainCo selected companies noted above under “—ATLS RemainCo Selected Public Companies Analysis.” The present values (as of January 1, 2015) of the cash available for distribution per unit and terminal value were then calculated using discount rates ranging from 9.4% to 10.7% derived from a cost of equity calculation for ATLS RemainCo.”

(C)	The third and fourth sentences of the first paragraph in the section entitled “Atlas Financial Analyses—APL Dividend Discount Analysis” are hereby amended and restated as follows:

“The terminal value for APL was calculated by applying to APL’s calendar year 2019 estimated distributable cash flow per unit a selected range of terminal value multiples of 10.0x to 13.0x based on Citi’s professional judgment and taking into account, among other things, the distributable cash flow per unit multiples derived for the APL selected companies noted above under “—APL Selected Public Companies Analysis.” The present values (as of January 1, 2015) of the distributable cash flow per unit and terminal value were then calculated using discount rates ranging from 8.4% to 10.5% derived from a cost of equity calculation for APL.”

(D)	The third sentence of the first paragraph in the section entitled “Atlas Financial Analyses—ATLS RemainCo Sum-of-the-Parts Selected Public Companies Analysis” is hereby amended and restated as follows:

“Citi reviewed, among other things, GP values (calculated as implied equity values based on closing stock or unit prices on October 10, 2014 less cash plus total debt and less the value of midstream and other energy-related operating assets owned by the GP) as a multiple of calendar year 2015 and calendar year 2016 estimated cash flows to the GP from GP distributions and IDRs (the “GP/IDR cash flow”) on an after-tax basis.”

(E)	The second sentence of the first paragraph in the section entitled “Atlas Financial Analyses—ATLS RemainCo Sum-of-the-Parts Selected Precedent Transactions Analysis” is hereby amended and restated as follows:

“In evaluating the GP interests and related IDRs of ATLS RemainCo in APL, Citi reviewed certain financial terms of the following 18 selected precedent transactions that Citi in its professional judgment deemed generally relevant for comparative purposes as transactions involving GPs of MLPs in the natural resources industry with GP IDRs at the 45% to 50% tier at announcement (the “GP selected precedent transactions”).”

(F)	The sentence immediately following the table of GP selected precedent transactions in the section entitled “Atlas Financial Analyses—ATLS RemainCo Sum-of-the-Parts Selected Precedent Transactions Analysis” is hereby amended and restated as follows:

“Citi reviewed, among other things, transaction values (calculated as the enterprise value implied for the GP based on the consideration payable in the GP selected precedent transaction less the value of midstream and other energy-related operating assets owned by the GP) as a multiple of the GP’s next 12 months estimated GP/IDR cash flow.”

(G)	The third and fourth sentences of the first paragraph in the section entitled “Atlas Financial Analyses—ATLS RemainCo Sum-of-the-Parts Dividend Discount Analysis” are hereby amended and restated as follows:

“The terminal value for the GP/IDR cash flow that ATLS RemainCo was forecasted to generate was calculated by applying to ATLS RemainCo’s calendar year 2019 estimated GP/IDR cash flow a selected range of terminal value multiples of 19.0x to 27.0x based on Citi’s professional judgment and taking into account, among other things, the GP/IDR cash flow multiples derived for the ATLS RemainCo selected companies noted above under “—ATLS RemainCo Sum-of-the-Parts Selected Public Companies Analysis.” The present values (as of January 1, 2015) of the GP/IDR cash flow and terminal value were then calculated using discount rates ranging from 9.4% to 10.7% derived from a cost of equity calculation for ATLS RemainCo.”

(H)	The first paragraph in the section entitled “Targa Financial Analyses—TRC Dividend Discount Analysis” is hereby amended and restated as follows:

“Citi performed a dividend discount analysis of TRC by calculating the estimated present value of the cash available for dividends (calculated as total cash flows to the GP from GP distributions, IDRs and LP units, less general and administrative cash expense, less interest cash expense and less current tax cash expense) per share that TRC was forecasted to generate during the calendar years ending December 31, 2015 through December 31, 2018. Financial data of TRC was based on internal financial forecasts and other estimates of the management of TRC. The terminal value for TRC was calculated by applying to TRC’s calendar year 2018 estimated cash available for dividends per share a selected range of terminal value multiples of 28.0x to 35.0x based on Citi’s professional judgment and taking into account, among other things, the total GP cash flow multiples derived for the TRC selected companies noted above under “—TRC Selected Public Companies Analysis.” The present values (as of January 1, 2015) of the cash available for dividends per share and terminal value were then calculated using discount rates ranging from 8.5% to 10.6% derived from a cost of equity calculation for TRC.”

(I)	The second and third sentences of the first paragraph in the section entitled “Targa Financial Analyses—TRP Dividend Discount Analysis” are hereby amended and restated as follows:

“The terminal value for TRP was calculated by applying to TRP’s calendar year 2018 estimated distributable cash flow per unit a selected range of terminal value multiples of 13.5x to 16.5x based on Citi’s professional judgment and taking into account, among other things, the distributable cash flow per unit multiples derived for the TRP selected companies noted above under “—TRP Selected Public Companies Analysis.” The present values (as of January 1, 2015) of the distributable cash flow per unit and terminal value were then calculated using discount rates ranging from 7.3% to 8.9% derived from a cost of equity calculation for TRP.”

(J)	The third and fourth sentences of the first paragraph in the section entitled “Targa Financial Analyses—TRC Sum-of-the-Parts Dividend Discount Analysis” are hereby amended and restated as follows:

“The terminal value for the GP/IDR cash flow that TRC was forecasted to generate was calculated by applying to TRC’s calendar year 2018 estimated GP/IDR cash flow a selected range of terminal value multiples of 30.0x to 40.0x based on Citi’s professional judgment and taking into account, among other things, the GP/IDR cash flow multiples derived for the TRC selected companies noted above under “—TRC Sum-of-the-Parts Selected Public Companies Analysis.” The present values (as of January 1, 2015) of the GP/IDR cash flow and terminal value were then calculated using discount rates ranging from 8.5% to 10.6% derived from a cost of equity calculation for TRC.”

(K)	The first bullet point in the section entitled “Other” is hereby amended and restated by replacing it with the following four bullet points:

“

•	the total implied firm value of ATLS, based on the closing price of ATLS common units on October 10, 2014 of $32.41 per unit and internal financial forecasts and other estimates of the management of ATLS, as a multiple of calendar year 2014, calendar year 2015 and calendar year 2016 estimated EBITDA, which indicated calendar year 2014, calendar year 2015 and calendar year 2016 estimated EBITDA multiples for ATLS of 18.0x, 16.1x and 14.6x, respectively;

•	the closing price of ATLS common units on October 10, 2014 of $32.41 per unit as a multiple of, based on internal financial forecasts and other estimates of the management of ATLS, calendar year 2014, calendar year 2015 and calendar year 2016 estimated cash available for distribution per ATLS common unit, which indicated calendar year 2014, calendar year 2015 and calendar year 2016 estimated cash available for distribution per ATLS common unit multiples of 18.5x, 16.2x and 14.6x, respectively;

•	the estimated distribution yield of ATLS common units, based on internal financial forecasts and other estimates of the management of ATLS, which indicated distribution yields for ATLS of 6.0% as of October 10, 2014 and 5.5%, 6.2% and 6.9% for calendar year 2014, calendar year 2015 and calendar year 2016, respectively;

•	historical price performance of APL common units during the 52-week period ended October 10, 2014, which indicated a 52-week low to high per unit price range for APL common units of $28.88 to $40.02 as compared to the closing price of APL common units on October 10, 2014 of $33.62 per unit;”

(L)	The fourth sentence of the second paragraph in the section entitled “Miscellaneous” is hereby amended and restated as follows:

“Citi expects that it and certain of its affiliates will be acting as joint bookrunner for, and as a lender under, certain financings to be undertaken in connection with the Spin-Off, for which services Citi and such affiliates will receive an aggregate fee currently estimated to be approximately $2.3 million.”

(3)	The section of the proxy statement/prospectus entitled “The Transactions—Opinions of ATLS’s Financial Advisors—Opinion of Deutsche Bank Securities, Inc.” is hereby supplemented as follows:

(A)	The first sentence of the second paragraph in the section entitled “Summary of Material Financial Analyses of Deutsche Bank—Discounted Cash Flow Analysis-RemainCo” is hereby amended and restated as follows:

“In performing the discounted cash flow analysis, Deutsche Bank applied a range of discount rates of 10.5% to 13.5%, based on the estimated cost of equity for RemainCo, to (i) to ATLS management estimates of distributions per unit for RemainCo for 2015 through 2019, using the mid-year convention and (ii) estimated terminal distribution yields of 6.0% to 4.0% based upon Deutsche Bank’s professional judgment and taking into account, among other things, the distribution yields for the other publicly traded companies (including TRC) described under “Selected Public Companies Analysis—RemainCo” above. Unit-based compensation was treated as a non-cash expense.”

(B)	The first sentence of the second paragraph in the section entitled “Summary of Material Financial Analyses of Deutsche Bank—Discounted Cash Flow Analysis-TRC” is hereby amended and restated as follows:

“In performing the discounted cash flow analysis, Deutsche Bank applied a range of discount rates of 9.5% to 12.5%, based on the estimated cost of equity for TRC, to (i) to TRC management estimates of distributions per share for 2015 through 2018, using the mid-year convention and (ii) estimated terminal distribution yields of 4.5% to 3.25% based upon Deutsche Bank’s professional judgment and taking into account, among other things, the distribution yields for the other publicly traded companies described under “Selected Public Companies Analysis—RemainCo” above.”

(C)	The third sentence of the first paragraph in the section entitled “Summary of Material Financial Analyses of Deutsche Bank—Other” is hereby amended and restated as follows:

“For purposes of this analysis, Deutsche Bank illustratively assumed (i) that the ATLS Merger and the APL Merger would close on January 1, 2015, (ii) that TRP acquires APL for 0.5846 TRP common units and $1.26 in cash per APL common unit, (iii) that TRP acquires all of the outstanding class E units of APL for an aggregate of $126.5 million in cash, based upon 5.06 million outstanding class E units with a liquidation preference of $25 per unit, (iv) $37.5 million, $25.0 million and $10.0 million of IDR giveback at TRP in 2015, 2016 and 2017, respectively, (v) a 5.5% cost of debt for the cash consideration payable by TRC in the ATLS Merger and (vi) $15 million of annual cost synergies in 2015 and $25 million of cost synergies in 2016 and 2017.”

(4)	The section of the proxy statement/prospectus entitled “The Transactions—Unaudited Financial Projections of Targa and Atlas—Unaudited Prospective Financial Information of Atlas” is hereby supplemented as follows:

(A)	The table with the subheading of “ATLS” following the heading for such section is hereby amended by adding the following rows to such table immediately below the row labeled “Distributions per limited partner unit”:

	2015E	2016E	2017E	2018E	2019E
	($ in millions, except per share/unit amounts)
Maintenance Capital Expenditures	$2	$2	$2	$2	$2
Interest Expense	$16	$16	$17	$17	$17

(B)	The table with the subheading of “ATLS” following the heading for such section is hereby amended by adding the following row at the bottom of such table:

	2015E	2016E	2017E	2018E	2019E
	($ in millions, except per share/unit amounts)
RemainCo Interest Expense (2)(4)	$6	$6	$6	$7	$7

(C)	The table with the subheading of “APL” following the heading for such section is hereby amended by adding the following rows to such table immediately below the row labeled “Growth Capital Expenditures”:

	2015E	2016E	2017E	2018E	2019E
	($ in millions, except per share/unit amounts)
Maintenance Capital Expenditures	$37	$36	$40	$37	$43
Interest Expense	$102	$128	$160	$166	$186
Other	$15	$11	$11	$11	$11

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained herein are “forward-looking statements” that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements that involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. Readers are cautioned that any forward-looking information is not a guarantee of future performance. Risks and uncertainties related to the proposed transaction include, among others: the risk that ATLS’s or APL’s unitholders or TRC’s stockholders do not approve the mergers; the risk that the merger agreement is terminated as a result of a competing proposal, the risk that regulatory approvals required for the mergers are not obtained on the proposed terms and schedule or are obtained subject to conditions that are not anticipated; the risk that the other conditions to the closing of the mergers are not satisfied; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the mergers; uncertainties as to the timing of the mergers; competitive responses to the proposed merger; costs and difficulties related to the integration of ATLS’s and APL’s businesses and operations with TRC’s and TRP’s business and operations; the inability to obtain, or delays in obtaining, the cost savings and synergies contemplated by the mergers; uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; unexpected costs, charges or expenses resulting from the mergers; litigation relating to the merger; the outcome of potential litigation or governmental investigations; the inability to retain key personnel; and any changes in general economic and/or industry specific conditions; and other risks, assumptions and uncertainties detailed from time to time in ATLS’, Atlas Resource Partners, L.P.’s and APL’s reports filed with the SEC, including quarterly reports on Form 10-Q, current reports on Form 8-K and annual reports on Form 10-K. Forward-looking statements speak only as of the date hereof, and we assume no obligation to update such statements, except as may be required by applicable law.

Where to Obtain Additional Information

In connection with the proposed transaction, Targa Resources Corp. (“TRC”) has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a joint proxy statement of Atlas Energy, L.P. (“ATLS”) and TRC and a prospectus of TRC (the “TRC joint proxy statement/prospectus”). In connection with the proposed transaction,

TRC plans to mail the definitive TRC joint proxy statement/prospectus to its shareholders, and ATLS mailed the definitive TRC joint proxy statement/prospectus to its unitholders on or about January 22, 2015.

Also in connection with the proposed transaction, Targa Resources Partners LP (“TRP”) has filed with the SEC a registration statement on Form S-4 that includes a proxy statement of Atlas Pipeline Partners, L.P. (“APL”) and a prospectus of TRP (the “TRP proxy statement/prospectus”). In connection with the proposed transaction, APL mailed the definitive TRP proxy statement/prospectus to its unitholders on or about January 22, 2015.

INVESTORS, SHAREHOLDERS AND UNITHOLDERS ARE URGED TO READ THE TRC JOINT PROXY STATEMENT/PROSPECTUS, THE TRP PROXY STATEMENT/ PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT TRC, TRP, ATLS AND APL, AS WELL AS THE PROPOSED TRANSACTION AND RELATED MATTERS.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

A free copy of the TRC joint proxy statement/prospectus, the TRP proxy statement/prospectus and other filings containing information about TRC, TRP, ATLS and APL may be obtained at the SEC’s Internet site at www.sec.gov. In addition, the documents filed with the SEC by TRC and TRP may be obtained free of charge by directing such request to: Targa Resources, Attention: Investor Relations, 1000 Louisiana, Suite 4300, Houston, Texas 77002, calling (713) 584-1000 or emailing jkneale@targaresources.com. These documents may also be obtained for free from TRC’s and TRP’s investor relations website at www.targaresources.com. The documents filed with the SEC by ATLS may be obtained free of charge by directing such request to: Atlas Energy, L.P., Attn: Investor Relations, 1845 Walnut Street, Philadelphia, Pennsylvania 19103 or emailing InvestorRelations@atlasenergy.com. These documents may also be obtained for free from ATLS’s investor relations website at www.atlasenergy.com. The documents filed with the SEC by APL may be obtained free of charge by directing such request to: Atlas Pipeline Partners, L.P., Attn: Investor Relations, 1845 Walnut Street, Philadelphia, Pennsylvania 19103 or emailing IR@atlaspipeline.com. These documents may also be obtained for free from APL’s investor relations website at www.atlaspipeline.com.

Participants in the Solicitation Relating to the ATLS Merger

TRC, TRP, ATLS and APL and their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies from TRC, ATLS or APL shareholders or unitholders, as applicable, in respect of the proposed transaction that will be described in the TRC joint proxy statement/prospectus and TRP proxy statement/prospectus. Information regarding TRC’s directors and executive officers is contained in TRC’s definitive proxy statement dated April 7, 2014, which has been filed with the SEC. Information regarding directors and executive officers of TRP’s general partner is contained in TRP’s Annual Report on Form 10-K for the year ended December 31, 2013, which has been filed with the SEC. Information regarding directors and executive officers of ATLS’s general partner is contained in ATLS’s definitive proxy statement dated March 21, 2014, which has been filed with the SEC. Information regarding directors and executive officers of APL’s general partner is contained in APL’s Annual Report on Form 10-K for the year ended December 31, 2013, which has been filed with the SEC.

A more complete description is available in the TRC joint proxy statement/prospectus and the TRP proxy statement/prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATLAS ENERGY, L.P.

	By:	Atlas Energy GP, LLC, its general partner

February 11, 2015	By:	/s/ Sean P. McGrath
Sean P. McGrath
Chief Financial Officer of the General Partner